Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

UNDER

SECTION 302 OF THE SARBANES-OXLEY ACT

I, Nancy A. Gray, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Pacific Mercantile Bancorp for the fiscal year ended December 31, 2011; and

2.	Based on my knowledge, this amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amendment.

Date: August 8, 2012

/S/ NANCY A. GRAY
Nancy A. Gray Chief Financial Officer